Note 6 - Income Taxes	6 Months Ended
Oct. 31, 2016
Income Tax Disclosure [Abstract]
Note 6 - Income Taxes

Note 6 – Income Taxes

At October 31, 2016, the Company had net operating loss carryforwards for federal income tax purposes of approximately $1,700,000 that expire in the years 2017 through 2032. The Company has provided an allowance for the full value of the related deferred tax asset since it is more likely than not that none of such benefit will be realized. Utilization of the net operating losses may be subject to annual limitations provided by Section 382 of the Internal Revenue Code and similar state provisions.

Due to the loss for the six and three-month periods ended October 31, 2016 and 2015, the Company has recorded no income tax expense in either of these six and three-month periods.